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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 4, 2018

VIRTU FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37352 (Commission File No.)	32-0420206 (IRS Employer Identification No.)

300 Vesey Street
New York, NY 10282
(Address of principal executive offices)

(212) 418-0100
(Registrant's telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 8.01    Other Events

        In connection with a registration statement to be filed by Virtu Financial, Inc. (the "Company"), this Current Report on Form 8-K includes (i) the unaudited financial statements of KCG Holdings, Inc. ("KCG") as of and for the six months ended June 30, 2017, (ii) the audited consolidated statements of financial condition of KCG as of December 31, 2016 and the audited consolidated statements of operations, audited consolidated statements of comprehensive income, audited consolidated statements of changes in equity and audited consolidated statements of cash flows for the years ended December 31, 2016 and 2015 of KCG, and (iii) pro forma financial information of the Company for the year ended December 31, 2017.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.
99.1
Unaudited Consolidated Statements of Financial Condition as of June 30, 2017, Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income for the three and six months ended June 30, 2017, and Consolidated Statement of Changes in Equity and Consolidated Statements of Cash Flows for the six months ended June 30, 2017, and the related notes thereto, of KCG Holdings, Inc.
99.2
Audited Consolidated Statements of Financial Condition as of December 31, 2016 and Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income, Consolidated Statement of Changes in Equity and Consolidated Statements of Cash Flows for the years ended December 31, 2016 and 2015, and the related notes thereto of KCG Holdings, Inc.
99.3	Unaudited Pro Forma Condensed Combined Consolidated Statement of Operations for the year ended December 31, 2017 and the related notes thereto.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VIRTU FINANCIAL, INC.
By:	/s/ JUSTIN WALDIE
Name:	Justin Waldie
Title:	Senior Vice President, Secretary and General Counsel

Dated: May 4, 2018

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  Item 8.01 Other Events
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES